Dear Shareholder:

Enclosed is the annual report of the operations of the Integrity Fund of Funds, Inc., the "Fund", for the year ended December 31, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we end 1999, most market indexes closed at record levels for the year. Most notably, the Dow Jones Industrial Average up 25%, Standard and Poors
500 Stock Index up 19%, and the NASDAQ Composite Index up an incredible 85%. Technology, telecommunications, and Internet related stocks contributed a majority of the markets record advance. Investor confidence in Wall Street and stronger corporate profits continue to be the forces driving the markets.

On the other hand, the bond market has seen one of the worst years ever. The value of the benchmark 30-year Treasury bond has seen a value loss of approximately 27%, as yields have risen from 5.07% to 6.48%.

Stabilizing global economies and a U.S. economy, growing at what many economists believe is an unsustainable pace, has led the Federal Reserve to raise short-term interest rates three times in 1999 for a total increase of three quarters of one percent.

The Fund began the year at $14.22 per share and closed at $15.80* on December 31, 1999, for a total return of 18.98% for the year. At times during the first half of the year, the Fund utilized a defensive position in S & P 500 futures to minimize the effects of market volatility. Share price was stabilized as market concerns of rising interest rates slowed the stock market and share price was tempered as stronger corporate profits strengthened the markets.

As we start the new millennium, the fast paced march of the bull market has now reached five years of double digit gains.

While most markets are at record highs, some analysts have questions about the new year. Chiefly, they wonder whether the Federal Reserve will continue to raise short-term interest rates to cool off the surging economy. While inflation remains in check, the Federal Reserve is keeping a vigilant eye on the economy and further rate hikes are not out of the question.

While these questions remain, the Fund continues to search for proven funds whose long-term performance have weathered many concerns over the years.

Long-term capital appreciation and growth of income continue to be the primary objectives of the Fund.

Sincerely,


Monte L. Avery                                 Robert E. Walstad
Chief Portfolio Strategist                             President

* excluding dividends and capital gains paid


Terms & Definitions
-------------------
Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption, assuming redemption at the end of the period.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
A mutual fund whose shares are sold without a sales charge added to the net asset value.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Load Types
[pie chart]

Load                 96.1%
No-Load               3.9%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 12-31-99, the fund has not paid a sales load to any fund.


Portfolio Investment Style
--------------------------
[pie chart]
Growth               45.2%
Growth & Income      45.2%
Aggressive Growth     9.6%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.
These percentages are subject to change.

Comparative Index Graph
-----------------------
[line graph]

              Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

                  Integrity              Integrity
                Fund of Funds          Fund of Funds
                  w/o CDSC               w/ CDSC              S&P 500 Index
---------------------------------------------------------------------------
1/3/1995          $10,000                $10,000                  $10,000
1995              $12,520                $12,370                  $13,411
1996              $14,252                $14,102                  $16,129
1997              $16,340                $16,190                  $21,130
1998              $18,328                $18,178                  $26,765
1999              $21,807                $21,657                  $31,991


Average Annual Total Returns

                             For periods ending December 31, 1999
                             ------------------------------------
                                                         Since Inception
                         1 year     5 year     10 year     (01/03/95)
                   --------------------------------------------------
Without CDSC             18.98%      N/A         N/A         16.89%
With CDSC (1.50% Max)    17.48%      N/A         N/A         16.73%

Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

Key Statistics
--------------
12-31-98 NAV (share value)            $14.22
12-31-99 NAV                          $15.80
Number of Issues                      17
Total Net Assets                      $22,132,845

Schedule of Investments December 31, 1999

Name of Issuer
Percentages represent the market value
of each investment category to total net assets                Quantity               Market Value
--------------------------------------------------------------------------------------------------
MUTUAL FUNDS (93.9%)
AIM Charter Fund A                                               99,951               $  1,847,091
*AIM Constellation Fund A                                        22,824                    924,608
*AIM Aggressive Growth Fund A                                    17,037                  1,066,190
AIM Blue Chip Fund A                                             46,502                  2,423,675
*AIM Value Fund A                                                47,065                  2,298,174
Dodge & Cox Stock Fund                                            2,308                    231,955
American Growth Fund of America                                  41,119                  1,198,204
MFS Research Fund A                                              44,593                  1,286,966
MFS Capital Opportunities Fund                                   54,657                  1,148,342
Massachusetts Investors Trust A                                  58,335                  1,222,110
Mutual Beacon Fund Cl 1                                          56,225                    776,472
*New York Venture Fund A                                         68,489                  1,969,733
*Putnam Fund for Growth & Income A                               53,799                  1,008,727
*Putnam Vista Fund                                               68,955                  1,203,951
Vanguard Index Trust 500 Portfolio                                2,051                    277,497
Vanguard Index Trust  Growth Portfolio                            7,508                    296,021
*American Washington Mutual Investors Fund                       54,208                  1,602,398
                                                                                      -------------
TOTAL MUTUAL FUNDS (COST: $15,983,461)                                                $ 20,782,114

SHORT-TERM SECURITIES (6.4%)
Federated Money Market Trust #092  (COST: $1,416,380)                                    1,416,380
                                                                                      -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $17,399,841)                                   $ 22,198,494
OTHER ASSETS LESS LIABILITIES                                                              (65,649)
                                                                                      -------------
NET ASSETS                                                                            $ 22,132,845
                                                                                      =============

*Indicates securitites are segregated by the custodian to cover initial margin requirements.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1999

Statement of Assets and Liabilities December 31, 1999
-------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $17,399,841)             $  22,198,494
     Due from broker receivable                                                    745
     Accrued dividends receivable                                              183,017
     Prepaid expenses                                                            1,138
                                                                         -------------
        Total Assets                                                     $  22,383,394
                                                                         -------------

LIABILITIES
     Bank overdraft                                                      $     218,952
     Accrued expenses                                                           31,597
                                                                         -------------
        Total Liabilities                                                $     250,549
                                                                         -------------

NET ASSETS                                                               $  22,132,845
                                                                         =============
Net assets are represented by:
     Capital stock outstanding, at par                                   $         140
     Additional paid-in capital                                             17,334,052
     Unrealized appreciation on investments                                  4,798,653
                                                                         -------------
       Total amount representing net assets applicable to
       1,400,763 outstanding shares of $.0001 par value
       common stock (1,000,000,000 shares authorized)                    $  22,132,845
                                                                         =============
Net asset value per share                                                $       15.80
                                                                         =============


Statement of Operations For the year ended December 31, 1999
------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                             $      46,923
    Dividends                                                                  393,040
                                                                         -------------
         Total Investment Income                                         $     439,963
                                                                         -------------
EXPENSES
    Investment advisory fees                                             $     191,153
    Transfer agent fees                                                         30,448
    Accounting service fees                                                     34,635
    Service fees                                                                53,098
    Custodian fees                                                               3,167
    Transfer agent out-of-pockets                                                4,886
    Professional fees                                                            5,949
    Directors fees                                                               2,548
    Reports to shareholders                                                      2,888
    Insurance expense                                                            1,505
    License, fees, and registrations                                             8,909
                                                                         -------------
         Total Expenses                                                  $     339,186
    Less expenses waived or absorbed
    by the Fund's manager                                                      (3,025)
                                                                         -------------
         Total Net Expenses                                              $     336,161
                                                                         -------------
NET INVESTMENT INCOME (LOSS)                                             $     103,802
                                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES

     Net realized gain (loss) from:
     Investment transactions                                             $     272,484
     Capital gain distributions                                              1,208,705
     Futures transactions                                                     (117,311)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                             2,229,033
                                                                         -------------
          Net Realized And Unrealized Gain
          (Loss) On Investments And Futures                              $   3,592,911
                                                                         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $   3,696,713
                                                                         =============

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1999

Statement of Changes in Net Assets For the year ended December 31, 1999, and the year ended December 31, 1998


                                                                                   For the                For the
                                                                                 Year Ended              Year Ended
                                                                               December 31, 1999      December 31, 1998
                                                                               ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                                 $   103,802            $   (72,757)
    Net realized gain (loss) on investment and futures transactions                1,363,878                937,710
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                    2,229,033              1,453,939
                                                                                ------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations                                                              $ 3,696,713            $ 2,318,892
                                                                                ------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.08 and $.00 per share, respectively)     $  (103,802)           $         0
Distributions from net realized gain on investment and futures
    transactions ($1.04 and $.66 per share, respectively)                         (1,363,878)              (937,710)
                                                                                ------------------------------------
          Total Dividends and Distributions                                      $(1,467,680)           $  (937,710)
                                                                                ------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                 $ 2,431,447            $ 4,418,795
    Proceeds from reinvested dividends                                             2,283,807              1,345,191
    Cost of shares redeemed                                                       (4,869,579)            (4,531,485)
                                                                                ------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                              $  (154,325)          $ 1,232,501
                                                                                ------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          $ 2,074,708           $ 2,613,683
NET ASSETS, BEGINNING OF PERIOD                                                   20,058,137            17,444,454
                                                                                -----------------------------------
NET ASSETS, END OF PERIOD                                                        $22,132,845           $20,058,137
                                                                                ===================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1999

Note 1.    ORGANIZATION
       Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

       Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

       Federal and State income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

       Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

       Dividend income -- Dividend income is recognized on the ex-dividend date.

       Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

       A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

       Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

       Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.    CAPITAL SHARE TRANSACTIONS
       As of December 31, 1999, there were 1,000,000,000 shares of $.0001 par value authorized; 1,400,763 and 1,410,128 shares were outstanding at December 31, 1999, and December 31, 1998, respectively. Transactions in capital shares were as follows:

                                                     Shares
                                 ----------------------------------------------
                                 For The Year Ended          For The Year Ended
                                  December 31, 1999           December 31, 1998
                                 ----------------------------------------------
Shares sold                           162,092                       317,592
Shares issued on reinvestment of
Dividends                             151,506                       101,370
Shares redeemed                      (322,963)                     (323,906)
                                 ----------------------------------------------
Net increase (decrease)                (9,365)                       95,056
                                 ==============================================

Note 4.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

       The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of .90% of the Fund's average daily net assets. The Fund has recognized $191,153 of investment advisory fees for the year ended December 31, 1999. The Fund has a payable to ND Money Management, Inc. of $16,193 at December 31, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

       ND Capital, Inc., ("Capital"), is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of .25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $50,073 of service fees, after partial waiver, for the year ended December 31, 1999. The Fund has a payable to Capital of $4,162 at December 31, 1999 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

       The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 31, 1999, no commissions were earned by ND Capital, Inc.

       ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $30,448 of transfer agency fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc. of $2,553 at December 31, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $34,635 of accounting service fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc. of $2,896 at December 31, 1999 for accounting service fees.


Note 5.    INVESTMENT SECURITY TRANSACTIONS
       The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,904,207 and $6,337,117, respectively, for the year ended December 31, 1999.


Note 6.    INVESTMENT IN SECURITIES
       At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $17,399,841, and the net unrealized appreciation of investments based on the cost was $4,798,653, which is comprised of $4,940,206 aggregate gross unrealized appreciation and $141,553 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period
----------------------------------------------------------------------
indicated
----------

                                     For the           For the          For the           For the          For the
                                    Year Ended        Year Ended       Year Ended        Year Ended       Year Ended
                                   December 31,       December 31,    December 31,      December 31,     December 31,
                                      1999               1998             1997              1996             1995
                                   -----------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
OF PERIOD                            $  14.22           $  13.27         $  12.53           $  11.76         $  10.00
                                   -----------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)    $    .08           $   (.03)        $    .21           $    .10         $    .22
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions            2.62               1.64             1.63               1.53             2.30
                                   -----------------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations       $   2.70           $   1.61         $   1.84           $   1.63         $   2.52
                                   -----------------------------------------------------------------------------------
Less Distributions:
     From net investment income      $   (.08)          $    .00         $   (.21)          $   (.10)        $   (.22)
     Distributions from net
     realized gains                     (1.04)              (.66)            (.89)              (.76)            (.54)
                                   -----------------------------------------------------------------------------------
         Total Distributions         $  (1.12)          $   (.66)        $  (1.10)          $   (.86)        $   (.76)
                                   -----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                               $  15.80           $  14.22         $  13.27           $  12.53         $  11.76
                                   ===================================================================================
Total Return                            18.98%(A)          12.17%(A)        14.65%(A)          13.84%(A)        25.20%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     Thousands)                     $  22,133           $  20,058        $  17,444          $  11,406        $   4,362
     Ratio of net expenses
     (after expense
     Assumption) to average
     net assets                         1.58%(B)            1.60%(B)         1.62%(B)           1.63%(B)         1.59%(B)
     Ratio of net investment
     income to
     Average net assets                 .49%               (.36)%            1.73%              .98%             4.00%
     Portfolio turnover rate          19.49%              32.28%            31.99%            50.11%            15.30%

[FN]
(A)Excludes contingent deferred sales charge of 1.5%.
(B)During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $3,205, $2,151, $7,031, $24,114, and $39,760. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.60%, 1.62%, 1.64%, 1.78%, and 2.08%, respectively.

The accompanying notes are an integral part of these financial statements.


Tax Information For The Year Ended December 31, 1999

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:


Dividends and Distributions Per Share
-------------------------------------

To Shareholders             Payment                 From Net            From Net Realized         From Net Realized
of Record                    Date                Investment Income       Short-Term Gains          Long-Term Gains
-----------------------------------------------------------------------------------------------------------------------
December 29, 1999      December 30, 1999             .0791                    0.0000                   1.0395

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of securities
owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 2000